UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

Acorda Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31938	13-3831168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Blue Hill Plaza, 3rd Floor, Pearl River, NY		10965
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (914) 347-4300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACOR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Acorda Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 10, 2022 (the “Annual Meeting”) at the Hilton Garden Inn, 201 Ogden Avenue, Dobbs Ferry, NY 10522. 7,814,334 shares of the Company’s common stock, or 58.81% of the shares of the Company’s common stock issued and outstanding on the record date for the Annual Meeting, were present in person or represented by proxy at the Annual Meeting. Summarized below are descriptions of the proposals voted on at the Annual Meeting and the final results of such voting:

Proposal One: Election of directors

As described in the Company’s 2022 Proxy Statement, the Company’s Board of Directors nominated one individual to serve as a Class I director for a term expiring on the date of the Company’s 2024 Annual Meeting of Stockholders, and two individuals to serve as Class II directors for a term expiring on the date of the Company’s 2025 Annual Meeting of Stockholders, or until their successors are duly elected and qualified. All of such nominees were elected by a plurality vote in accordance with the Company’s Bylaws, as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Peder K. Jensen, M.D. (Class I)	3,657,180	1,052,480	3,104,674
John P. Kelley (Class II)	3,605,947	1,103,713	3,104,674
Sandra Panem, Ph.D. (Class II)	3,401,992	1,307,668	3,104,674

Proposal Two:  Approval of an amendment to the Acorda Therapeutics, Inc.2015 Omnibus Incentive Compensation Plan

The Company’s stockholders approved an amendment to the Acorda Therapeutics, Inc. 2015 Omnibus Incentive Compensation Plan to increase the number of shares of common stock authorized thereunder and modify the fungible plan design, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,371,400	1,307,824	30,436	3,104,674

Proposal Three:  Ratification of appointment of independent auditors

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022, by the following vote:

Votes For	Votes Against	Abstentions
6,910,934	826,991	76,409

Proposal Four: Advisory vote to approve named executive officer compensation

The Company’s stockholders voted, in an advisory, non-binding manner, to approve the compensation of the Company’s Named Executive Officers as disclosed in the Company’s 2022 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “say-on-pay vote”). The Company’s stockholders voted as follows to approve such executive compensation pursuant to the say-on-pay vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,405,934	1,250,124	53,602	3,104,674

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

June 13, 2022	By:	/s/ Michael Gesser
Name: Michael Gesser
Title: Chief Financial Officer and Treasurer